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                                 EXHIBIT NO. 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports dated July 23, 1996, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Numbers 333-01923, 333-01921, 33-53989, 33-51554, 33-51556,
33-34437, 33-33612, 33-38348, 33-01558, 2-63498, 2-91928 and 2-86957.



                                                           ARTHUR ANDERSEN LLP

Cleveland, Ohio
September 27, 1996.